OPTION PURCHASE AGREEMENT

Producer: Big Dog Entertainment/Prelude Development, Inc.
          100A Gary Way, Ronkonkoma
          New York, N.Y. 11779

Owner:    Warren Murphy
          c/o TD Media, Inc.
          300 E. 59th St Suite 1706
          New York, New York 10022

     This will serve as the agreement between Producer and Owner with respect to the unpublished, unexploited original treatment for a screenplay and the subsequent screenplay entitled "Swashbuckler" written by Warren Murphy ("Author"). (That work, and the title, themes, stories and other contents thereof, and the characters therein, and all translations, adaptations, sequels and other versions thereof now or hereafter owned by Owner, whether now existing or hereafter created, are herein called, collectively, the "Screenplay").

     1. Option. In consideration of the efforts heretofore and hereafter to be expended by Producer in connection with the development, financing and production of the Screenplay, and for other good and valuable consideration, receipt of which is hereby acknowledged, Owner hereby grants to Producer a 20 month exclusive and irrevocable option (the "Option") to purchase all rights in the Screenplay (the "Rights"). The initial option period shall commence on the date upon which Owner signs this agreement as indicated below. This option may be extended by Producer for an additional 12 months by payment to Owner of the sum of $20,000 (the "Option Extension Fee") at any time prior to expiration of the initial option period. During the initial option period and extensions thereof, Producer may engage in development and preproduction activities with respect to motion pictures and/or other productions based on the Screenplay. If in connection with such development or preproduction activities another party is engaged by or on behalf of Producer to write revisions of the Screenplay and /or to prepare any such preproduction materials, all such revisions and materials shall be and remain Producer's sole and exclusive property (whether or not Producer exercises the option hereunder). The initial option period and extensions thereof shall be extended without notice for periods equal to the length of industry-wide labor disputes and other force majeure events.

     2. Purchase. Producer agrees to pay Owner the sum of Five Thousand Dollars ($5000.00) on April 15, 1999, as initial payment to apply against the purchase price of the Rights, which shall be the sum of $150,000 (the "Purchase Price"). The balance of the Purchase Price shall be paid upon exercise of the Option with funding and a production agreement for filming the project.. The option shall be exercised by written notice or by commencement of principal photography of the first feature-length motion picture based on the Screenplay produced pursuant to the Rights granted hereunder (the "Picture").

     3. Contingent Compensation. Owner shall be entitled to an amount equal to 5% of 100% of Producer's gross share of proceeds, if any, of the Picture, defined, accounted for and paid in accordance with the most favorable definition utilized in connection with the Picture that the Producer enjoys.

     4. Rights. If the Option is exercised, Producer shall own, and, subject only to such exercise, Owner assigns and sells to Producer, exclusively, in perpetuity and throughout the universe, all right, title and interest (including the entire copyright) in the Screenplay, including, by way of illustration, all motion picture rights, all television rights (pay, free, film, tape, cable, live and otherwise) and all allied and incidental rights in the Screenplay (including, by way of further illustration, sequel and remake rights, music and music publishing rights, soundtrack album and other soundtrack exploitation rights, merchandising rights, publishing rights, radio rights, stage rights and promotional and advertising rights.)

     The rights herein granted include, by way of further illustration, the right to distribute, transmit, exhibit, broadcast and otherwise exploit all works produced pursuant to the Rights granted hereunder by means of any and all media and devices whether now known or hereafter devised, and in any and all markets whatsoever, as well as the right of Producer in its discretion to make any and all changes in, additions to and deletions from the Screenplay.

     Owner also hereby grants to Producer the perpetual right to issue and authorize reasonable and customary publicity concerning Author, and to use Author's name and likeness and biographical material in a reasonable and customary manner in connection with the distribution, exhibition, advertising and other exploitation of any motion picture in which the Screenplay shall be used in whole or in part.

     Owner hereby covenants and agrees not to make any claim or bring any suit, action or arbitration or other proceeding which will or might interfere with or derogate from Producer's rights in the Screenplay, it being expressly understood and agreed that Owner shall not have or be deemed to have any lien, charge or other encumbrance upon said Screenplay or any rights therein or proceeds derived therefrom, and that neither the breach nor alleged breach of this agreement by Producer, nor the termination of this agreement, nor any other act, omission or event of any kind, shall terminate or otherwise adversely affect Producer's ownership of said Screenplay and the Rights. Owner's sole remedy for any such breach or alleged breach shall be an action at law to recover such damages as may have been actually suffered by it as a result thereof.

     Nothing contained in this agreement shall be construed as requiring Producer to exercise or exploit, or continue to exercise or exploit, any of the Rights granted hereunder. The Rights granted by Owner to Producer hereunder are in addition to, and this Agreement shall in no way limit, the rights with respect to the Screenplay or the subject matter thereof which Producer may now or hereafter enjoy as a member of the general public.

     5. Representations and Warranties. Owner hereby represents and warrants that:

     (a) to the best of Owner's knowledge, the Screenplay was written solely by and is original with Author;

     (b) to the best of Owner's knowledge, neither the Screenplay nor any element thereof infringes the copyright in any other work;

     (c) to the best of Owner's knowledge, neither the Screenplay nor its exploitation will violate the rights to privacy or publicity of any person or constitute a defamation against any person, or in any other way violate the rights of any person whomsoever;

     (d) Owner owns all rights assigned to Producer free and clear of any liens, encumbrances, other third party interests of any kind;

     (e) Owner has full right and power to make and perform this Agreement without the consent of any third party;

     (f) the Screenplay has not previously been exploited as a motion picture or television production; and

     (g) Owner is free to enter into this agreement, that Owner is not subject to any conflicting obligations or any disability which will or might interfere with the execution and performance of this agreement by Owner; that Owner has not made, and Owner will not make, any grant or assignment which will or might conflict with or impair the complete and quiet enjoyment of Producer's rights hereunder.

     Owner will indemnify Producer against any and all liability, damages, costs and expenses, including reasonable attorneys' fees, arising (i) out of any breach of the foregoing representations and warranties, or (ii) out of any claim alleging facts which if true would constitute such a breach, if such claim is of a type not ordinarily covered by a so-called errors and omissions or producer's liability insurance policy. Nothing herein contained shall be construed to require Owner to warrant or indemnify with respect to any material other than material written by Author. Producer shall indemnify Owner against any and all liability, damages, costs and expenses, including reasonable attorneys' fees, in connection with any claim or action respecting material supplied by Producer for incorporation into the Screenplay, or incorporated into the Screenplay by employees or officers of Producer.

     Producer and Owner shall, upon presentation of any claim or institution of any action covered by the foregoing indemnity provisions, promptly notify the other of the presentation of such claim or the institution of such action, giving full details thereof.

     The term "person" as used in this Agreement shall means any person, firm, corporation or other entity.

     6. Additional Instruments. At Producer's request, Owner will execute all additional documents which Producer reasonably deems necessary or desirable to effectuate the purposes of this Agreement (including, without limitation, the short-form option and the short-form assignment attached hereto as Exhibits "D" and "E", respectively). In connection therewith, Owner agrees to execute and return said attachments simultaneously with this Agreement. The short form assignment will be signed and not dated and Producer is authorized to date and file the same with the Copyright Office immediately upon the exercise of the Option. Owner irrevocably appoints Producer as attorney-in-fact with full power to execute and deliver such documents if Owner shall fail to do so upon request by Producer. The foregoing appointment shall be a power coupled with an interest.

     7. Credit. Author shall receive credit on screen and in paid advertising in connection with the Picture pursuant to the credit provisions of the Writers Guild of America Basic Agreement. No casual or inadvertent failure by Producer to accord such credit, nor the failure for any reason by third parties to comply with the provisions of this paragraph, shall be deemed a breach hereof by Producer.

     8. No Equitable Relief. All rights granted and agreed to be granted to Producer under this Agreement shall be irrevocably vested in Producer (including, without limitation, for the full term of copyright protection everywhere in the world and any and all renewals thereof). No breach of this Agreement shall entitle Owner to equitable relief, whether injunctive or otherwise, against the Picture or any other works produced pursuant to the Rights herein granted. If the rights granted to Producer hereunder should revert to Owner pursuant to the provisions of any copyright law or similar law, and if Owner is at any time thereafter prepared to enter into an agreement with a third party for the license, exercise or other disposition of all or any of such rights, Owner shall, before entering into such agreement, give Producer notice of the proposed terms thereof (and all modifications of such terms) and the party involved. In each instance, Producer shall then have ten (10) business days in which to elect to acquire the rights involved on the terms contained in the notice.

     9. Assignment. Producer shall have the right to assign any or all of its rights under this Agreement to any entity whatsoever, and upon such assignment Producer shall have no further obligations to Owner hereunder; provided however, that unless such assignment is to a so-called major motion picture company or other financially capable party which assumes such obligations in writing, Producer shall remain secondarily liable hereunder.

     10. Miscellaneous:

     (a) Except as herein expressly provided, this Agreement cancels and supersedes all prior negotiations and undertakings relating to the Screenplay and contains all terms and conditions, pertaining to the subject hereof. If there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance or regulation the latter shall prevail; provided, that the provision hereof so affected shall be limited only to the extent necessary and no other provision shall be affected.

     (b) This Agreement shall be governed and construed in accordance with the laws of the State of New York to contracts entered into and fully performed therein.

     (c) This Agreement is not a partnership between or joint venture of the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. Captions and organization are for convenience only and shall not be used to construe meaning. A waiver of any breach shall be cumulative and pursuit of any one remedy shall not waive any other. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Notices hereunder, unless specified otherwise, shall be in writing and shall be given either by personal delivery, telegram or telex (toll prepaid) or by mail (postage prepaid) and shall be deemed given on the date delivered, telegraphed or telexed or the date mailed.

BIG DOG ENTERTAINMENT, INC.

By: /s/ Marlowe R. Walker
    Marlowe R. Walker
    President
    Big Dog Entertainment

By: /s/ Warren Murphy
    Warren Murphy

DATE OF EXECUTION:  2/18, 1999

                                  EXHIBIT "D"

                                 "Swashbuckler"

                                SHORT FORM OPTION

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, for value received, hereby grants to Big Dog Entertainment and its successors and assigns (herein called "Assignee"), the sole and exclusive option to purchase all motion picture rights, television motion picture and certain other television and other allied rights in and to the motion picture screenplay entitled "Swashbuckler" (which together with the title, themes, contents and characters and other versions thereof, is hereinafter called the "Work") written by Warren Murphy and owned by the undersigned, as more particularly set forth and upon and subject to the terms and conditions in that certain agreement between the undersigned and said Assignee dated _________________________.

     The undersigned hereby agrees to obtain or cause to be obtained renewals of all United States copyrights in and to said Work, whether or not referred to herein, and hereby assigns said rights under said renewal copyrights to Assignee; and should the undersigned fail to do any of the foregoing, the undersigned hereby irrevocably appoints Assignee as attorney-in-fact, with full and irrevocable power and authority to do all such acts and things, and to execute, acknowledge, deliver, file, register and record all such documents, in the names and on behalf of the undersigned, as Assignee may deem necessary or proper in the premises to accomplish the same.

     Assignee is also hereby empowered to bring, prosecute, defend and appear in suits, actions and proceedings of any nature under or concerning all copyrights in and to said Work and all renewals thereof, or concerning any infringement thereof, or interference with any of the rights hereby granted under said copyrights or renewals thereof, in its own name or in the name of the copyright proprietor, but at the expense of Assignee, and, at its option, Assignee may join such copyright proprietor and/or the undersigned as a party plaintiff or defendant in any such suit, action or proceeding.

DATED:  2/18/98



By: /s/ Warren Murphy
    Warren Murphy

State of Pa         )
                    ) ss.
County of Lehigh    )

     On February 18, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared WARREN MURPHY, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

     WITNESS my hand and official seal.

     ______________________                  Notary's Signature
                                             /s/ Natalie Williams

          Notarial Seal
 Natalie Williams, Notary Public

     Allentown, Lehigh County
My Commission Expires ...

                                   EXHIBIT "E"

                                 "Swashbuckler"

                              SHORT-FORM ASSIGNMENT

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned, for value received, hereby sells, grants, assigns and sets over unto BIG DOG ENTERTAINMENT, INC. and its successors and assigns (herein called "Assignee"), all right, title and interest in and to the original motion picture screenplay entitled "Swashbuckler" (which together with the title, themes, contents and characters and other versions thereof, is hereinafter called the "Work") written by Warren Murphy and owned by the undersigned, as more particularly set forth and upon and subject to the terms and conditions in that certain agreement between the undersigned and said Assignee dated __________________________.

     The undersigned hereby agrees to obtain or cause to be obtained renewals of all United States copyrights in and to said Work, whether or not referred to herein, and hereby assigns said rights under said renewal copyrights to Assignee; and should the undersigned fail to do any of the foregoing, the undersigned hereby irrevocably appoints Assignee as attorney-in-fact, with full and irrevocable power and authority to do all such acts and things, and to execute, acknowledge, deliver, file, register and record all such documents, in the name and on behalf of the undersigned, as Assignee may deem necessary or proper in the premises to accomplish the same.

     Assignee is also hereby empowered to bring, prosecute, defend and appear in suits, actions and proceedings of any nature under or concerning all copyrights in and to said Work and all renewals thereof, or concerning any infringement thereof, or interference with any of the rights hereby granted under said copyrights or renewals thereof, in its own name or in the name of the copyright proprietor, but at the expense of Assignee, and, at its option, Assignee may join such copyright proprietor and/or the undersigned as a party plaintiff or defendant in any such suit, action or proceeding.

DATED:   2/18/98


By: /s/ Warren Murphy
    Warren Murphy